UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2020

APEX GLOBAL BRANDS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18640	95-4182437
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification Number)

5990 Sepulveda Boulevard

Sherman Oaks, California 91411

(Address of Principal Executive Offices) (Zip Code)

(818) 908-9868

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.02 per share	APEX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Notice of Delisting and Hearings Panel Appeal

On September 4, 2020, Apex Global Brands Inc. (the “Company”) received a notice from Nasdaq indicating that subsequent to the Company’s reverse stock split on September 2, 2020, the Company is no longer in compliance with the minimum 500,000 publicly held shares requirement, Listing Rule 5550(a)(4).  The notice indicates that the Nasdaq Hearings Panel will consider this matter in their decision regarding the Company’s continued listing on The Nasdaq Capital Market.

The Company has submitted additional information regarding the Company’s plans to regain compliance to the Nasdaq Hearings Panel for their consideration.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APEX GLOBAL BRANDS INC.

September 11, 2020	By:	/s/ Steven L. Brink
Steven L. Brink
Chief Financial Officer

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